DRAFT (2):-11.03.03 ICM:662868.1

                     ACCESSION DEED TO AMENDED AND RESTATED
                             FUNDING DEED OF CHARGE

                           DATED {circle} MARCH, 2003

                             HOLMES FUNDING LIMITED
                                      AND
                          HOLMES FINANCING (NO. 1) PLC
                                      AND
                                HOLMES FINANCING
                                  (NO. 2) PLC
                                      AND
                          HOLMES FINANCING (NO.3) PLC
                                      AND
                          HOLMES FINANCING (NO. 4) PLC
                                      AND
                          HOLMES FINANCING (NO. 5) PLC
                                      AND
                          HOLMES FINANCING (NO. 6) PLC
                                      AND
                          HOLMES FINANCING (NO. 7) PLC
                                      AND
                               ABBEY NATIONAL PLC
                                      AND
                      ABBEY NATIONAL TREASURY SERVICES PLC
                                      AND
                             SPV MANAGMENT LIMITED
                                      AND
                         CITIBANK, N.A., LONDON BRANCH
                                      AND
                         THE ROYAL BANK OF SCOTLAND PLC
                                      AND
                       JPMORGAN CHASE BANK, LONDON BRANCH
                                      AND
                            HOLMES TRUSTEES LIMITED

                                       1

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                                   CONTENTS
CLAUSE
                                                                            PAGE
1.     Interpretation..........................................................6
2.     Representations and Warranties..........................................6
3.     Accession...............................................................6
4.     Scope of the Amended and Restated Funding Deed of Charge................7
5.     Amendments to the amended and restated funding deed of charge...........7
6.     Notices and Demands.....................................................9
7.     Choice of Law...........................................................9

THIS DEED is made on [           ]
BETWEEN:
(1) HOLMES FUNDING LIMITED (registered in England and Wales No. 3982428) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (FUNDING);

(2) HOLMES FINANCING (NO. 1) PLC (registered in England and Wales No. 3946294) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the FIRST ISSUER);

(3) HOLMES FINANCING (NO. 2) PLC (registered in England and Wales No. 4056122) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the SECOND ISSUER);

(4) HOLMES FINANCING (NO. 3) PLC (registered in England and Wales No. 4154576) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the THIRD ISSUER);

(5) HOLMES FINANCING (NO. 4) PLC (registered in England and Wales No. 4167953) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the FOURTH ISSUER);

(6) HOLMES FINANCING (NO. 5) PLC (registered in England and Wales No. 4258785) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the FIFTH ISSUER);

(7) HOLMES FINANCING (NO. 6) PLC (registered in England and Wales No. 4359738) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the SIXTH ISSUER);

(8) HOLMES TRUSTEES LIMITED (registered in England and Wales No. 3982431) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the MORTGAGES TRUSTEE);

(9) ABBEY NATIONAL PLC, a public limited company incorporated under the laws of England and Wales whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN as seller (the SELLER);

(10) ABBEY NATIONAL PLC, a public limited company incorporated under the laws of England and Wales whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN as cash manager (the CASH MANAGER, which expression shall include such person and all other persons for the time being acting as the cash manager or cash managers pursuant to the Cash Management Agreement);

(11) ABBEY NATIONAL PLC, acting through its office at 21 Prescot Street, London E1 8AD in its capacity as GIC provider to Funding under the Funding GIC Account Agreement (the FUNDING GIC PROVIDER, which expression shall include such person and all other persons for the time being acting as the GIC provider or GIC providers to Funding pursuant to the Funding GIC Account Agreement);
                                       3

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(12)   ABBEY NATIONAL PLC, acting though its office at 21 Prescot Street,
       London E1 8AD as account bank (the ACCOUNT BANK, which expression shall include such person and all other persons for the time being acting as the account bank or account banks to Funding pursuant to the Bank Account Agreement);

(13) ABBEY NATIONAL TREASURY SERVICES PLC, acting through its office at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the FUNDING SWAP PROVIDER, which expression shall include such person and all other persons for the time being acting as the variable rate swap provider or providers and/or the tracker rate swap provider or providers and/or interest rate swap provider or providers pursuant to the Funding Swap Agreements);

(14) SPV MANAGEMENT LIMITED (registered in England and Wales No. 2548079) whose business address is at 78 Cannon Street, London EC4P 5LN (the CORPORATE SERVICES PROVIDER, which expression shall include such person and all other persons for the time being acting as the corporate service provider or corporate service providers pursuant to the Corporate Services Agreement);

(15) CITIBANK, N.A., LONDON BRANCH acting through its office at 336 Strand, London WC2R 1HB as the original start-up loan provider pursuant to the First Start-up Loan Agreement made on 26th July, 2000 with Funding and the Security Trustee (the ORIGINAL FIRST START-UP LOAN PROVIDER) and as the original start-up loan provider pursuant to the Start-up Loan Agreement made on 29th November, 2000 with Funding and the Security Trustee (the ORIGINAL SECOND START-UP LOAN PROVIDER) which expressions shall respectively include such person or all other persons for the time being acting as start-up loan provider pursuant to the First Start-up Loan Agreement or as start-up loan provider pursuant to the Second Start-up Loan Agreement;

(16) ABBEY NATIONAL PLC, a public limited company incorporated under the laws of England and Wales whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN as the new start-up loan provider pursuant to the First Start-up Loan Agreement made on 26th July, 2000 with Funding and the Security Trustee and a deed of novation made on {circle} (the FIRST START-UP LOAN PROVIDER), as the new start-up loan provider pursuant to the Start-up Loan Agreement made on 29th November, 2000 with Funding and the Security Trustee and a deed of novation made on {circle} (the SECOND START-UP LOAN PROVIDER), as start-up loan provider pursuant to the Third Start-up Loan Agreement made on 23rd May, 2001 with Funding and the Security Trustee (the THIRD START-UP LOAN PROVIDER), as start-up loan provider pursuant to the Fourth Start-up Loan Agreement made on 5th July, 2001 with Funding and the Security Trustee (the FOURTH START-UP LOAN PROVIDER), as start-up loan provider to Funding pursuant to the Fifth Start-up Loan Agreement (the FIFTH START-UP LOAN PROVIDER), as start-up loan provider to Funding pursuant to the Sixth Start-up Loan Agreement (the SIXTH START-UP LOAN PROVIDER) and as start-up loan provider to Funding pursuant to the Seventh Start-up Loan Agreement (the SEVENTH START-UP LOAN PROVIDER),which expression shall respectively include such person or all other persons for the time being acting as start-up loan provider pursuant to the Third Start-up Loan Agreement, as start-up loan provider pursuant to the Fourth Start-up Loan Agreement, as start-up loan provider pursuant to the Fifth Start-up Loan Agreement, as start-up loan provider pursuant to the Sixth Start-up Loan Agreement or as start-up loan provider pursuant to the Seventh Start-up Loan Agreement;

(17) THE ROYAL BANK OF SCOTLAND PLC, acting through its office at Waterhouse Square, 138-142 Holborn, London EC1N 2TH as Funding Liquidity Facility provider (the FUNDING LIQUIDITY FACILITY PROVIDER, which expression shall include such person and all other persons for the time being acting as the funding liquidity facility provider pursuant to the Funding Liquidity Facility Agreement);

(18) JPMORGAN CHASE BANK, LONDON BRANCH whose principal office is at Trinity Tower, 9 Thomas More Street, London E1W 1YT (the SECURITY TRUSTEE which expression includes such person and all other persons for the time being acting as the Security Trustee or trustees pursuant to the Funding Deed of Charge); and

(19)   [Any other additional secured creditor of Funding.]

(20) HOLMES FINANCING (NO. 7) PLC (registered in England and Wales No. 4645659) whose registered office is at Abbey House, 2 Triton Square, Regent's Place, London NW1 3AN (the SEVENTH ISSUER).
       NOW THIS DEED WITNESSES AS FOLLOWS

(A) WHEREAS:Pursuant to the terms of an intercompany loan agreement (the SEVENTH ISSUER INTERCOMPANY LOAN AGREEMENT) dated {circle} March, 2003 made between Funding and the Seventh Issuer, Funding has agreed to secure its liabilities to the Seventh Issuer thereunder pursuant to the Amended and Restated Funding Deed of Charge.

(B) Pursuant to the terms of a start up loan agreement dated {circle} March, 2003 made between Funding and the Seventh Start-up Loan Provider (the SEVENTH START-UP LOAN AGREEMENT), the Seventh Start-up Loan Provider has agreed to make a subordinated loan to Funding and Funding has agreed to secure its liabilities to the Seventh Start-up Loan Provider thereunder pursuant to the Funding Deed of Charge.

(C) Funding has agreed to provide the Security Trustee with the benefit of the security described in the Funding Deed of Charge to secure Funding's obligations to the Funding Secured Creditors.

(D) The terms of the Funding Deed of Charge permit Funding to secure its obligations to a new funding secured creditor thereunder.

(E) The Seventh Issuer and the Seventh Start-up Loan Provider have agreed to enter into this Deed to accede to the provisions of the Funding Deed of Charge.

(F) Pursuant to a deed of novation dated {circle} made between the Original First Start-up Loan Provider, the Final Start-up Loan Provider, Funding and the Security Trustee, the Original First Start-up Loan Provider has novated the First Start-up Loan to the First Start-up Loan Provider. Pursuant to a deed of novation dated {circle} made between the Original Second Start-up Loan Provider, the Second Start-up Loan Provider, Funding and the Security Trustee, the Original Second Start-up Loan Provider has novated the Second Start-up Loan to the Second Start-up Loan Provider. Accordingly, the Original First Start-up Loan Provider and the Original Second Start-up Loan Provider have agreed to cease to be parties to the Funding Deed of Charge.

(G) The Funding Secured Creditors have agreed to enter into this Deed to agree consequential charges to the Funding Priority of Payments set out in Part 1, Part 2 and Part 3 of Schedule 3 of the Funding Deed of Charge and various other changes to the Funding Deed of Charge as are required and any other amendment as may be required to give effect to this Accession Undertaking.
                                       5

1.     INTERPRETATION
       The Amended and Restated Master Definitions and Construction Schedule signed for the purposes of identification by Allen & Overy and Slaughter and May on {circle} March, 2003 (as the same may be amended, varied or supplemented from time to time with the consent of the parties hereto) is expressly and specifically incorporated into this Agreement and, accordingly, the expressions defined in the Amended and Restated Master Definitions and Construction Schedule (as so amended, varied or supplemented) shall, except where the context otherwise requires and save where otherwise defined herein, have the same meanings in this Agreement, including the Recitals hereto and this Agreement shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Amended and Restated Master Definitions and Construction Schedule.

2.     REPRESENTATIONS AND WARRANTIES

2.1 The Seventh Issuer hereby represents and warrants to the Security Trustee and each of the Funding Secured Creditors in respect of itself that as of the date of this Deed:

       (a) pursuant to the terms of the Seventh Issuer Intercompany Loan Agreement, Funding has agreed to pay to the Seventh Issuer the amounts set out in the Seventh Issuer Intercompany Loan Agreement; and

       (b) the Seventh Issuer Intercompany Loan Agreement expressly provides that all amounts due from Funding thereunder are to be secured by the Funding Deed of Charge.

2.2 The Seventh Start-up Loan Provider hereby represents and warrants to the Security Trustee and each of the Funding Secured Creditors in respect of itself that as of the date of this Deed:

       (a) pursuant to the terms of the Seventh Start-up Loan Agreement, Funding has agreed to pay to the Seventh Start-up Loan Provider the amounts set out in the Seventh Start-up Loan Agreement; and

       (b) the Seventh Start-up Loan Agreement expressly provides that all obligations due from Funding thereunder are to be secured by the Funding Deed of Charge.

2.3 Funding hereby represents and warrants to the Security Trustee and each of the Funding Secured Creditors that as at the date of this Deed, the conditions to incurring further secured Financial Indebtedness set out in Clause 2.2 (New Intercompany Loan Agreements) of the Intercompany Loan Terms and Conditions are satisfied.

3.     ACCESSION

       In consideration of the Seventh Issuer and the Seventh Start-up Loan Provider being accepted as Funding Secured Creditors for the purposes of the Funding Deed of Charge by the parties thereto as from {circle} March, 2003 each of the Seventh Issuer and the Seventh Start-up Loan Provider:

       (a) confirms that as from {circle} March, 2003, it intends to be a party to the Funding Deed of Charge as a Funding Secured Creditor;

       (b) undertakes to comply with and be bound by all of the provisions of the Amended and Restated Master Definitions and Construction Schedule (as the same may be amended, varied or restated from time to time) and the Funding Deed of Charge in its capacity as a Funding Secured Creditor, as if it had been an original party thereto;

      (c) undertakes to perform comply with and be bound by all of the provisions of the Funding Deed of Charge in its capacity as a Funding Secured Creditor, as if it had been an original party thereto as provided in Clause 30.8 (Funding Secured Creditors) (including without limitation Clauses 8.4 (Priority of Payments - After Service of an Intercompany Loan Enforcement Notice), 8.5 (Application of Monies Received After Intercompany Loan Enforcement Notice) and 9.2 (No Enforcement by Funding Secured Creditors)); and

       (d) agrees that the Security Trustee shall be the Security Trustee of the Funding Deed of Charge for all Funding Secured Creditors upon and subject to the terms set out in the Funding Deed of Charge.

4.     SCOPE OF THE AMENDED AND RESTATED FUNDING DEED OF CHARGE

       Funding, the Seventh Issuer, the Seventh Start-up Loan Provider and the Security Trustee hereby agree that for relevant purposes under the Funding Deed of Charge and the Amended and Restated Master Definitions and Construction Schedule:

       (a) the Seventh Issuer Intercompany Loan Agreement and the Seventh Start-up Loan Agreement shall be treated as Funding Agreements; and

       (b) the Seventh Issuer and the Seventh Start-up Loan Provider shall be treated as Funding Secured Creditors.

5.     AMENDMENTS TO THE AMENDED AND RESTATED FUNDING DEED OF CHARGE

5.1 The Funding Secured Creditors agree to amend the Amended and Restated Funding Deed of Charge as follows:

      (a) The First Original Start-up Loan Provider and the Second Original Start-up Loan Provider shall cease to be parties to the Funding Deed of Charge and, accordingly, shall cease to be Funding Secured Creditors thereunder;

      (b) The first paragraph of clause 3.5 shall be designated clause 3.5(a) and the following shall be inserted as clause 3.5(b):

             "The floating charge created by paragraph (a) above is a qualifying floating charge for the purpose of paragraph 14 of Schedule B1 of the Insolvency Act 1986 and accordingly paragraph 14 of Schedule B1 of the Insolvency Act 1986 applicable to the floating charge."

      (c) the following shall be inserted immediately after the word "Funding" in the first line of clause 8.7:

             ", the filing of documents with the court for the appointment of an administrator in relation to Funding or the service of a notice of intention to appoint an administrator in relation to Funding"; and

      (d) the words "administration order is not made" shall be deleted from the last sentence of clause 8.7 and replaced with the following:

             "administrator is not appointed"

      (e)    clause 13.1 shall be deleted and replaced by the following:
             "(a) Subject to paragraph (b) below, on the service of an
                  Intercompany Loan Enforcement Notice on Funding the Security Trustee may appoint, by writing or by deed, such person or persons (including an officer or officers of the Security Trustee) as the Security Trustee thinks fit to be a Receiver of the Funding Charged Property or any part thereof and, in the case of an appointment of more than one person, to act together or independently of the other or others. In the event that there is the presentation of a petition to the court for an administration order and such presentation is notified to the Funding Secured Creditors, the Funding Secured Creditors shall forthwith notify the Security Trustee.

             (b) Notwithstanding any provision of this deed, the Security Trustee may not appoint an administrative receiver, receiver, manager or receiver and manager pursuant to paragraph (a) above solely as a result of the obtaining of a moratorium (or anything done with a view to obtaining a moratorium) under
                  Section 1A of the Insolvency Act 1986 except with leave of the court."

      (f)    Clause 18.2 shall be deleted and replaced by the following:

             "Subject as set out below, in addition and without prejudice to any other event resulting in a crystallisation of the floating charge contained herein, such floating charge shall automatically be converted into fixed charges over:

             (a) all property, assets or undertaking of Funding, subject to the floating charge, if and when:

                   (i) any of the events referred to in Clause 15.5 (Insolvency) or Clause 15.6 (Creditors Process) of the Intercompany Loan Terms and Conditions occurs; or

                   (ii)   an Intercompany Loan Event of Default occurs; and

             (b) any property, assets or undertaking of Funding, which become subject to an Encumbrance in favour of any person other than the Security Trustee or which is/are the subject of a sale, transfer or other disposition, in either case, contrary to the covenants and undertakings contained in the Transaction Documents, immediately prior to such Encumbrance arising or such sale, transfer or other disposition being made.

             The floating charge created by Clause 3 of this Deed may not be converted into a fixed charges solely as a result of the obtaining of a moratorium (or anything done with a view to obtaining a moratorium) under Section 1A the Insolvency Act 1986 except with leave of the court."

5.2 The Funding Secured Creditors agree to amend and restate the Funding Priority of Payments set out in Part 1, Part 2 and Part 3 of Schedule 3 of the Funding Deed of Charge in accordance with Appendix 1 hereto.

6.     NOTICES AND DEMANDS
       Any notice or communication under or in connection with this Deed, the Funding Deed of Charge or the Amended and Restated Master Definitions and Construction Schedule shall be given in the manner and at the times set out in Clause 29 (Notices and Demands) of the Funding Deed of Charge to the addresses given in this Clause or at such other address as the recipient may have notified to the other parties hereto and/or thereto in writing.

The address referred to in this Clause 6 for the Seventh Issuer is:

c/o Abbey National House
2 Triton Square
Regent's Place
London  NW1 6AN
Facsimile number (44) 20 7756 5627
For the attention of the Company Secretary,

with a copy to:

Abbey National plc
c/o Abbey National House (AAM 319)
201 Grafton Gate East
Milton Keynes MK9 1AN
Facsimile number (44) 1908 344 217
For the attention of the Securitisation Team, Retail Customer Risk and Decisioning,

The address referred to in this Clause 6 for the Seventh Start-up Loan Provider is:

Abbey National plc
Abbey National House
2 Triton Square
Regent's Place
London
NW1 6AN
Facsimile number (44) 20 7756 5627
For the attention of the Company Secretary

or such other address and/or numbers as the New Issuer may notify to the parties to the Funding Deed of Charge in accordance with the provisions thereof.

7.     CHOICE OF LAW
This Deed is governed by and shall be construed in accordance with English law.

DULY EXECUTED AND DELIVERED AS A DEED by each of the parties hereto or on its behalf on the date appearing on page 1.

SEVENTH ISSUER

EXECUTED as a DEED by                 )
HOLMES FINANCING (NO. 7) PLC          )
acting by two                         )
directors/a director and the secretary)

Director

Director/Secretary


FUNDING

EXECUTED as a DEED by                 )
HOLMES FUNDING                        )
LIMITED acting by two                 )
directors/a director and the secretary)

Director

Director/Secretary


FIRST ISSUER

EXECUTED as a DEED by                 )
HOLMES FINANCING (NO. 1)              )
PLC acting by two                     )
directors/a director and the secretary)

Director

Director/Secretary


SECOND ISSUER

EXECUTED as a DEED by                 )
HOLMES FINANCING (NO. 2)              )
PLC acting by two                     )
directors/a director and the secretary)

Director

Director/Secretary


THIRD ISSUER

EXECUTED as a DEED by                 )
HOLMES FINANCING (NO. 3)              )
PLC acting by two                     )
directors/a director and the secretary)

Director

Director/Secretary

FOURTH ISSUER

EXECUTED as a DEED by                 )
HOLMES FINANCING (NO. 4)              )
PLC acting by two                     )
directors/a director and the secretary)

Director

Director/Secretary


FIFTH ISSUER

EXECUTED as a DEED by                 )
HOLMES FINANCING (NO. 5)              )
PLC acting by two                     )
directors/a director and the secretary)

Director

Director/Secretary


SIXTH ISSUER

EXECUTED as a DEED by                 )
HOLMES FINANCING (NO. 6)              )
PLC acting by two                     )
directors/a director and the secretary)

Director

Director/Secretary


MORTGAGES TRUSTEE

EXECUTED as a DEED by                 )
HOLMES TRUSTEES LIMITED               )
acting by its attorney                )
in the presence of:                   )

Witness:

Name:

Address:
                                       11

SELLER
CASH MANAGER
FUNDING GIC PROVIDER
ACCOUNT BANK

THE COMMON SEAL of                )
ABBEY NATIONAL PLC                )
was affixed in the presence of:   )

Authorised Signatory

Authorised Signatory



FUNDING SWAP PROVIDER

EXECUTED as a DEED by             )
ABBEY NATIONAL TREASURY           )
SERVICES PLC                      )
acting by two Directors/a director)
and the secretary                 )

Director

Director/Secretary


CORPORATE SERVICES PROVIDER

EXECUTED as a DEED by             )
SPV MANAGEMENT LIMITED            )
acting by two Directors/a director)
and the secretary                 )

Director

Director/Secretary

FIRST START-UP LOAN PROVIDER
SECOND START-UP LOAN PROVIDER

EXECUTED as a DEED by             )
CITIBANK, N.A.,                   )
LONDON BRANCH                     )
acting by its attorney            )
in the presence of:               )

Witness:

Name:

Address:


THIRD START-UP LOAN PROVIDER
FOURTH START-UP LOAN PROVIDER
FIFTH START-UP LOAN PROVIDER
SIXTH START-UP LOAN PROVIDER
SEVENTH START-UP LOAN PROVIDER

THE COMMON SEAL of               )
ABBEY NATIONAL PLC               )
was affixed in the presence of:  )

Authorised Signatory

Authorised Signatory


FUNDING LIQUIDITY FACILITY PROVIDER

EXECUTED as a DEED by            )
THE ROYAL BANK OF                )
SCOTLAND PLC                     )
acting by its attorney in        )
the presence of:                 )

Witness:

Name:

Address:


SECURITY TRUSTEE

EXECUTED as a DEED by            )
JPMORGAN CHASE                   )
BANK, LONDON BRANCH              )

acting by its attorney           )
in the presence of               )
                                       13

Witness:

Name:

Address:

                                 APPENDIX 1
               AMENDED AND RESTATED FUNDING PRIORITY OF PAYMENTS
                                 PART 1
             FUNDING PRE-ENFORCEMENT REVENUE PRIORITY OF PAYMENTS

On each Intercompany Loan Determination Date, Funding or the Cash Manager in its place will determine the Funding Available Revenue Receipts available to pay the amount set out below on the immediately succeeding
Interest Payment Date.


Funding Available Revenue Receipts will be applied on each Interest Payment Date (or, in the case of amounts due by Funding or the First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer, the Fifth Issuer, the Sixth Issuer or the Seventh Issuer as the case may be, to third parties or to the First Issuer Account Bank, the Second Issuer Account Bank, the Third Issuer Account Bank, the Fourth Issuer Account Bank, the Fifth Issuer Account Bank, the Sixth Issuer Account Bank or the Seventh Issuer Account Bank pursuant to item (a) below or to the Account Bank pursuant to item (c) below, on the date when due) until enforcement of the Funding Security or until such time as there are no amounts outstanding under any Intercompany Loan Agreements, in making such payments and provisions in the following order of priority (the FUNDING PRE-ENFORCEMENT REVENUE PRIORITY OF PAYMENTS) (in each case only if and to the extent that payments or provisions of a higher priority have been made in full):

(a) firstly, in or towards satisfaction pro rata and pari passu according to the respective amounts thereof of:

       (i) any remuneration then due and payable to the Security Trustee and any other amounts then due or to become due to the Security Trustee in the immediately succeeding Interest Period under the provisions of this Funding Deed of Charge together with interest and any amounts in respect of VAT thereon as provided herein;

       (ii)  any amounts due to:

             (A) the First Issuer under the First Issuer Intercompany Loan Agreement in respect of the First Issuer's obligations specified in items (a) to (d) inclusive of the First Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) to (c) inclusive of the First Issuer Post-Enforcement Priority of Payments;

             (B) the Second Issuer under the Second Issuer Intercompany Loan Agreement in respect of the Second Issuer's obligations specified in items (a) to (d) inclusive of the Second Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) to (c) inclusive of the Second Issuer Post-Enforcement Priority of Payments;

             (C) the Third Issuer under the Third Issuer Intercompany Loan Agreement in respect of the Third Issuer's obligations specified in items (a) to (d) inclusive of the Third Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) to (c) inclusive of the Third Issuer Post-Enforcement Priority of Payments;

             (D) the Fourth Issuer under the Fourth Issuer Intercompany Loan Agreement in respect of the Fourth Issuer's obligations specified in items (a) to (d) inclusive of the Fourth Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) to (c) inclusive of the Fourth Issuer Post-Enforcement Priority of Payments;

             (E) the Fifth Issuer under the Fifth Issuer Intercompany Loan Agreement in respect of the Fifth Issuer's obligations specified in items (a) to (d) inclusive of the Fifth Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) to (c) inclusive of the Fifth Issuer Post-Enforcement Priority of Payments;

             (F) the Sixth Issuer under the Sixth Issuer Intercompany Loan Agreement in respect of the Sixth Issuer's obligations specified in items (a) to (d) inclusive of the Sixth Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) to (c) inclusive of the Sixth Issuer Post-Enforcement Priority of Payments; and

             (G) the Seventh Issuer under the Seventh Issuer Intercompany Loan Agreement in respect of the Seventh Issuer's obligations specified in items (a) to (c) inclusive of the Seventh Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) and (b) of the Seventh Issuer Post-Enforcement Priority of Payments; and

       (iii) any amounts due and payable by Funding to third parties (other than those referred to below) and incurred without breach by Funding of the Transaction Documents to which it is a party (and for which payment has not been provided for elsewhere) and to provide for any such amounts expected to become due and payable by Funding in the immediately succeeding Interest Period and to pay or discharge any liability of Funding for corporation tax on any chargeable income, profit or gain of Funding;

(b) secondly, in or towards satisfaction of any remuneration then due and payable to the Cash Manager and any costs, charges, liabilities and expenses then due or to become due and payable to the Cash Manager in the immediately succeeding Interest Period under the provisions of the Cash Management Agreement, together with amounts in respect of VAT thereon as provided therein;

(c) thirdly, in or towards satisfaction pro rata and pari passu, according to the respective amounts thereof, of amounts (if any) due to the Account Bank (including costs) pursuant to the terms of the Bank Account Agreement and to the Corporate Services Provider pursuant to the terms of the Corporate Services Agreement;

(d) fourthly, in or towards satisfaction, pro rata and pari passu, according to the respective amounts thereof, of amounts due and payable (if any) by Funding to (i) the Funding Swap Provider pursuant to the Funding Swap Agreement except for any termination payments due and payable by Funding under the Funding Swap Agreement following a Funding Swap Provider Default and (ii) the Funding Liquidity Facility Provider under the Funding Liquidity Facility Agreement except for principal repayments and any Funding Liquidity Subordinated Amounts;

(e) fifthly, to pay pro rata and pari passu according to the respective amounts outstanding of each Term AAA Advance, interest then due and payable on each of the First Issuer Term AAA Advances, the Second Issuer Term AAA Advances, the Third Issuer Term AAA Advances, the Fourth Issuer Term AAA Advances, the Fifth Issuer Term AAA Advances, the Sixth Issuer Term AAA Advances and the Seventh Issuer Term AAA Advances;

(f) sixthly, to make provision for a credit to the AAA Principal Deficiency Sub Ledger in an amount sufficient to eliminate any debit thereon;

(g) seventhly, to pay pro rata and pari passu according to the respective amounts outstanding of each Term AA Advance, interest then due and payable on each of the First Issuer Term AA Advances, the Second Issuer Term AA Advances, the Third Issuer Term AA Advances, the Fourth Issuer Term AA Advances, the Fifth Issuer Term AA Advances, the Sixth Issuer Term AA Advances and the Seventh Issuer Term AA Advances;

(h) eighthly, to make provision for a credit to the AA Principal Deficiency Sub Ledger in an amount sufficient to eliminate any debit thereon;

(i) ninthly, to pay pro rata and pari passu according to the respective amounts outstanding of each Term A Advance, interest then due and payable on each of the Seventh Issuer Term A Advances;

(j) tenthly, to make provision for a credit to the A Principal Deficiency Sub Ledger in an amount sufficient to eliminate any debt thereon;

(k) eleventhly, to pay pro rata and pari passu according to the respective amounts outstanding of each Term BBB Advance, interest then due and payable on the First Issuer Term BBB Advances, the Second Issuer Term BBB Advances, the Third Issuer Term BBB Advances, the Fourth Issuer Term BBB Advances, the Fifth Issuer Term BBB Advances and the Sixth Issuer Term BBB Advances;

(l) twelfthly, to make provision for a credit to the BBB Principal Deficiency Sub Ledger in an amount sufficient to eliminate any debit thereon;

(m) thirteenthly, to pay the interest then due and payable on the Fourth Issuer Term BB Advance;

(n) fourteenthly, to pay pro rata and pari passu according to the respective amounts thereof:

       (i) any amounts due to the First Issuer in respect of the First Issuer's obligation (if any) to make a termination payment due to any First Issuer Swap Provider (but excluding any termination payment due to a First Issuer Swap Provider as a result of a First Issuer Swap Provider Default);

       (ii) any amounts due to the Second Issuer in respect of the Second Issuer's obligation (if any) to make a termination payment due to any Second Issuer Swap Provider (but excluding any termination payment due to a Second Issuer Swap Provider as a result of a Second Issuer Swap Provider Default);

       (iii) any amounts due to the Third Issuer in respect of the Third Issuer's obligation (if any) to make a termination payment due to any Third Issuer Swap Provider (but excluding any termination payment due to a Third Issuer Swap Provider as a result of a Third Issuer Swap Provider Default);

       (iv) any amounts due to the Fourth Issuer in respect of the Fourth Issuer's obligation (if any) to make a termination payment due to any Fourth Issuer Swap Provider (but excluding any termination payment due to a Fourth Issuer Swap Provider as a result of a Fourth Issuer Swap Provider Default);

       (v) any amounts due to the Fifth Issuer in respect of the Fifth Issuer's obligation (if any) to make a termination payment due to any Fifth Issuer Swap Provider (but excluding any termination payment due to a Fifth Issuer Swap Provider as a result of a Fifth Issuer Swap Provider Default);

       (vi) any amounts due to the Sixth Issuer in respect of the Sixth Issuer's obligation (if any) to make a termination payment due to any Sixth Issuer Swap Provider (but excluding any termination payment due to a Sixth Issuer Swap Provider as a result of a Sixth Issuer Swap Provider Default); and

       (vii) any amounts due to the Seventh Issuer in respect of the Seventh Issuer's obligation (if any) to make a termination payment due to any Seventh Issuer Swap Provider (but excluding any termination payment due to a Seventh Issuer Swap Provider as a result of a Seventh Issuer Swap Provider Default);

(o) fifteenthly, to credit the First Reserve Ledger in an amount up to the First Reserve Fund Required Amount to the Funding Liquidity Reserve Ledger in an amount up to the Funding Liquidity Reserve Requirement Amount if greater (except that amounts standing to the credit of the Second Reserve Ledger shall not be available for this purpose);

(p) sixteenthly, on each Interest Payment Date following a Funding Liquidity Reserve Fund Relevant Event, to credit the Funding Liquidity Reserve Ledger in an amount up to the Funding Liquidity Reserve Fund Required Amount;

(q) seventeenthly, to pay pro rata and pari passu according to the respective amounts due:

       (i) amounts due to the First Issuer in respect of the First Issuer's obligations specified in items (h), (i), (j), (k) and (l) of the First Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (g), (h), (i) and (j) of the First Issuer Post-Enforcement Priority of Payments;

       (ii) amounts due to the Second Issuer in respect of the Second Issuer's obligations specified in items (h), (i), (j) and (k) of the Second Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (g), (h), (i) and (j) of the Second Issuer Post-Enforcement Priority of Payments;

       (iii) amounts due to the Third Issuer in respect of the Third Issuer's obligations specified in items (h), (i), (j) and (k) of the Third Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (g), (h), (i) and (j) of the Third Issuer Post-Enforcement Priority of Payments;

       (iv) amounts due to the Fourth Issuer in respect of the Fourth Issuer's obligations specified in items (i), (j), (k), (l) and (m) of the Fourth Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (h), (i), (j), (k) and (l) of the Fourth Issuer Post-Enforcement Priority of Payments;

       (v) amounts due to the Fifth Issuer in respect of the Fifth Issuer's obligations specified in items (h), (i), (j) and (k) of the Fifth Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (g), (h), (i) and (j) of the Fifth Issuer Post-Enforcement Priority of Payments;

       (vi) amounts due to the Sixth Issuer in respect of the Sixth Issuer's obligations specified in items (h), (i), (j) and (k) of the Sixth Issuer Pre-Enforcement Revenue Priority of
                                       18

             Payments or, as the case may be, items (g), (h), (i) and (j) of the Sixth Issuer Post- Enforcement Priority of Payments;

       (vii) amounts due to the Seventh Issuer in respect of the Seventh Issuer's obligations specified in items (g), (h) and (i) of the Seventh Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (f), (g) and (h)of the Seventh Issuer Post-Enforcement Priority of Payments;

       (viii)any other amounts due to the First Issuer under the First Issuer Intercompany Loan Agreement;

       (ix) any other amounts due to the Second Issuer under the Second Issuer Intercompany Loan Agreement;

       (x) any other amounts due to the Third Issuer under the Third Issuer Intercompany Loan Agreement;

       (xi) any other amounts due to the Fourth Issuer under the Fourth Issuer Intercompany Loan Agreement;

       (xii) any other amounts due to the Fifth Issuer under the Fifth Issuer Intercompany Loan Agreement;

       (xiii)any other amounts due to the Sixth Issuer under the Sixth Issuer Intercompany Loan Agreement;

       (xiv) any other amounts due to the Seventh Issuer under the Seventh Issuer Intercompany Loan Agreement;

       (xv) after the occurrence of a Funding Swap Provider Default, amounts due to the Funding Swap Provider in respect of any termination payments due and payable by Funding under the Funding Swap Agreement; and

       (xvi) to the Funding Liquidity Facility Provider to pay any Funding Liquidity Subordinated Amounts under the Funding Liquidity Facility Agreement;

(r) eighteenthly, to credit the Second Reserve Ledger in an amount up to the Second Reserve Fund Required Amount;

(s) nineteenthly, subject to satisfying the conditions to prepayment of principal on the Fourth Issuer Term BB Advance as set out in Clause 5.7 of the Fourth Issuer Intercompany Loan Agreement, to repay the Fourth Issuer Term BB Advance;

(t) twentiethly, to pay pro rata and pari passu according to the respective amounts outstanding thereof, any amounts due to the First Start-up Loan Provider, the Second Start-up Loan Provider, the Third Start-Up Loan Provider, the Fourth Start-up Loan Provider, the Fifth Start-up Loan Provider, the Sixth Start-up Loan Provider and the Seventh Start-up Loan Provider under the Start-up Loan Agreements;

(u) twenty-firstly, an amount equal to 0.01 per cent. of the Funding Available Revenue Receipts which shall be retained by Funding or used by it to pay to shareholders of Funding any dividend declared by Funding;

(v) twenty-secondly, to pay any Deferred Consideration other than that referred to in item (t) above and excluding an amount equal to 0.01 per cent of the Funding Available Revenue Receipts; and
(w)    twenty-thirdly, to pay any Postponed Deferred Consideration.

                                 PART 2

   RULES FOR APPLICATION OF FUNDING AVAILABLE PRINCIPAL RECEIPTS AND FUNDING
                              PRINCIPAL RECEIPTS

On each Intercompany Loan Determination Date, Funding or the Cash Manager in its place will determine the Funding Available Principal Receipts available to repay the Term Advances on the immediately succeeding Interest Payment Date.

1. GENERAL PRINCIPLES FOR APPLICATION OF FUNDING AVAILABLE PRINCIPAL RECEIPTS PRIOR TO THE OCCURRENCE OF A TRIGGER EVENT OR ENFORCEMENT OF THE FUNDING SECURITY

1.1 On each Interest Payment Date prior to the occurrence of a Trigger Event or enforcement of the Funding Security, Funding or the Cash Manager on its behalf will apply Funding Available Principal Receipts:

       (a) first, on each Interest Payment Date to repay the Funding Liquidity Facility Provider amounts drawn under the Funding Liquidity Facility on the previous Interest Payment Date in order to repay principal due on the First Issuer Term AAA Advances, the Second Issuer Series 1 Term AAA Advance, the Third Issuer Series 2 Term AAA Advance, the Fourth Issuer Series 1 Term AAA Advance, the Fourth Issuer Series 2 Term AAA Advance, the Fourth Issuer Series 4 Term AAA Advance, the Fifth Issuer Series 2 Term AAA Advances, the Fifth Issuer Series 3A1 Term AAA Advance, the Sixth Issuer Series 1 Term AAA Advance, the Sixth Issuer Series 2 Term AAA Advance, the Sixth Issuer Series 3 Term AAA Advance, the Sixth Issuer Series 4 Term AAA Advances, the Seventh Issuer Series 1 Term AAA Advances, the Seventh Issuer Series 2 Term AAA Advance and the Seventh Issuer Series 3 Term AAA Advances;

       (b) second, on each Interest Payment Date to replenish the First Reserve Fund to the extent that monies have been drawn from the First Reserve Fund on a previous Interest Payment Date and have not been repaid, where such drawing was made for the purpose of repaying principal amounts then due and payable on any of the First Issuer Term AAA Advances, the Second Issuer Series 1 Term AAA Advance, the Third Issuer Series 2 Term AAA Advance, the Fourth Issuer Series 1 Term AAA Advance, the Fourth Issuer Series 2 Term AAA Advance, the Fourth Issuer Series 4 Term AAA Advance, the Fifth Issuer Series 2 Term AAA Advances, the Fifth Issuer Series 3A1 Term AAA Advance, the Sixth Issuer Series 1 Term AAA Advance, the Sixth Issuer Series 2 Term AAA Advance, the Sixth Issuer Series 3 Term AAA Advance, the Sixth Issuer Series 4 Term AAA Advances, the Seventh Issuer Series 1 Term AAA Advances, the Seventh Issuer Series 2 Term AAA Advance and the Seventh Issuer Series 3 Term AAA Advances;

       (c) third, on each Interest Payment Date to replenish the Funding Liquidity Reserve Fund up to the amount of the Funding Liquidity Reserve Required Amount; and

       (d) fourth, (subject to the terms of this Deed and each Intercompany Loan Agreement) on each Interest Payment Date to repay the Term Advances (to the extent that amounts are then due and payable on the Term Advances taking into account their relevant Scheduled Repayment Dates and permitted repayment dates) in accordance with the terms and provisions of each Intercompany Loan Agreement and the relative Term

             Advance Rating of the Term Advances so that Funding Available Principal Receipts will be applied (pro rata and pari passu between Term Advances with the same Term Advance Rating) to meet the principal repayments due and payable (or due and payable subject to the availability of Funding Available Principal Receipts) first on the Term Advances with the highest Term Advance Rating, and thereafter on the Term Advances with the next highest Term Advance Rating, and so on, down to the Term Advances with the lowest Term Advance Rating.

1.2 If on any Interest Payment Date, prior to the occurrence of a Trigger Event or enforcement of the Funding Security, amounts are due and payable under more than one Term AAA Advance, Funding shall apply Funding Available Principal Receipts to repay such Term AAA Advances in order according to their respective Final Maturity Dates, so that the Term AAA Advance with the earliest Final Repayment Date is paid first, and so on.

1.3 If any Term AAA Advances have the same Final Maturity Date, then Funding shall apply Funding Available Principal Receipts to repay those Term AAA Advances pro rata and pari passu according to the respective amounts due. If on an Interest Payment Date prior to the occurrence of a Trigger Event or enforcement of the Funding Security (the "Relevant Interest Payment Date"):

       (a) a Principal Loss has been recorded on the Principal Deficiency Ledger in respect of any of the Term BBB Advances and/or the Term A Advances and/or the Term AA Advances under any Intercompany Loan Agreement and such Principal Loss has not been cured on the Relevant Interest Payment Date; or

       (b) monies standing to the credit of the First Reserve Fund have been used, on or prior to the Relevant Interest Payment Date, to cure a Principal Deficiency in respect of any of the Term BBB Advances and/or the Term A Advances and/or the Term AA Advances under any Intercompany Loan Agreement, and the First Reserve Fund has not been replenished by a corresponding amount on the Relevant Interest Payment Date, then the Term BBB Advances and (if there has been an amount debited to the A Principal Deficiency Sub Ledger as described in (a) above, or if the monies standing to the credit of the First Reserve Fund have been used to cure a Principal Deficiency in respect of any Term A Advance as described in (b) above) the Term A Advances and (if there has been an amount debited to the AA Principal Deficiency Sub Ledger as described in (a) above, or if monies standing to the credit of the First Reserve Fund have been used to cure a Principal Deficiency in respect of any Term AA Advance as described in (b) above) the Term AA Advances, will not be entitled to principal repayments until the relevant circumstance as described above has been cured or otherwise ceases to exist.

1.4 If the aggregate Outstanding Principal Balance of Loans in the Mortgages Trust, in respect of which the aggregate amount in arrear is more than three times the monthly payment then due, is more than 5 per cent. of the aggregate Outstanding Principal Balance of Loans in the Mortgages Trust, then the Term BBB Advances, the Term A Advances and the Term AA Advances will not be entitled to principal repayments until that circumstance has been cured or otherwise ceases to exist.

1.5 The principles set out in this Clause 1 shall prevail except to the extent that they are subject to the exceptions set out in Clauses 2 to 6 below (inclusive).

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

2. APPLICATION OF FUNDING AVAILABLE PRINCIPAL RECEIPTS DURING A CASH ACCUMULATION PERIOD OR A SCHEDULED AMORTISATION PERIOD


       Subject to Clauses 1.1(a) and 1.1(b) above and Clause 3.4 below, on and from the commencement of a Cash Accumulation Period or a Scheduled Amortisation Period (but prior to the occurrence of a Trigger Event or enforcement of the Funding Security), Funding Available Principal Receipts (except to the extent required to make payment in respect of any other Bullet Term Advance or any Scheduled Amortisation Term Advance with a Deemed AAA Rating in each case taken into account in determining the commencement of a Cash Accumulation Period) will be deposited in the Funding GIC Account and the amount of such deposits will be recorded on the Cash Accumulation Ledger until the relevant Bullet Amount due in respect of the relevant Bullet Term Advance has been saved by Funding or, as the case may be, until the relevant Scheduled Amortisation Amount has been saved by Funding.

       Accordingly, during a Cash Accumulation Period, no payments will be made in respect of any Payable Pass Through Term Advances or Payable Scheduled Amortisation Term Advances under an Intercompany Loan Agreement (unless that Scheduled Amortisation Term Advance has a Deemed AAA Rating and a Scheduled Repayment Date thereof falls during the Cash Accumulation Period), except as provided in Clause 3.4 below.

3. APPLICATION OF FUNDING AVAILABLE PRINCIPAL RECEIPTS TO PAY PASS THROUGH TERM ADVANCES AND SCHEDULED AMORTISATION TERM ADVANCES IN CERTAIN CIRCUMSTANCES

3.1    If:

       (a) amounts are due and payable in respect of any Pass Through Term Advances (the "Payable Pass Through Term Advances");

       (b) no amounts are due and payable on any Scheduled Amortisation Term Advances; and

       (c) (i) the Cash Accumulation Period has not commenced in respect of any Bullet Term Advance, or (ii) all Bullet Term Advances have been repaid, then, subject to Clause 1 above and Clauses 3.2 and 3.3 below, on each Interest Payment Date prior to the occurrence of a Trigger Event or enforcement of the Funding Security, Funding or the Cash Manager on its behalf will apply all Funding Available Principal Receipts to repay the Payable Pass Through Term Advances.

3.2    If:

       (a) amounts are due and payable on any Scheduled Amortisation Term Advances (the "Payable Scheduled Amortisation Term Advances");

       (b)   no amounts are due and payable on any Pass Through Term Advances;
             and

       (c) (i) the Cash Accumulation Period has not commenced in respect of any Bullet Term Advance, or (ii) all Bullet Term Advances have been repaid, then, subject to Clause 1 above and Clause 3.3 below, on each

       Interest Payment Date prior to the occurrence of a Trigger Event or enforcement of the Funding Security, Funding or the Cash Manager on its behalf will apply all Funding Available Principal Receipts to repay the Payable Scheduled Amortisation Term Advances.

3.3    If:

       (a) under an Intercompany Loan Agreement ("Intercompany Loan Agreement A"), amounts are due and payable in respect of a Pass Through Term Advance and/or a Scheduled Amortisation Term Advance in either case which has a Term Advance Rating of "AAA" (the "Senior Payable Pass Through Term Advance" and the "Senior Payable Scheduled Amortisation Term Advance" respectively);

       (b) under a different Intercompany Loan Agreement ("Intercompany Loan Agreement B"), amounts are due and payable in respect of a Pass Through Term Advance and/or a Scheduled Amortisation Term Advance in either case which does not have a Term Advance Rating of "AAA" (the "Subordinated Payable Pass Through Term Advance" and the "Subordinated Payable Scheduled Amortisation Term Advance" respectively); and

       (c) there is no Cash Accumulation Period affecting payments under either Intercompany Loan Agreement A or Intercompany Loan Agreement B, then on each Interest Payment Date prior to the occurrence of a Trigger Event or enforcement of the Funding Security, Funding or the Cash Manager on its behalf will apply Funding Available Principal Receipts:

       (i) to repay the Senior Payable Pass Through Term Advance and the Senior Payable Scheduled Amortisation Term Advance as follows:

Funding Share  x  Principal Receipts  x   Outstanding Principal Balance of
Percentage                                Intercompany Loan Agreement A
                                          ---------------------------------
                                          Aggregate Outstanding Principal
                                          Balance of all Intercompany Loans

       (ii) to repay the Subordinated Payable Pass Through Term Advance and the Subordinated Payable Scheduled Amortisation Term Advance, as follows:

Funding Share  x   Principal Receipts  x  Outstanding Principal Balance of
Percentage                                Intercompany Loan Agreement B
                                          -----------------------------------
                                          Aggregate Outstanding Principal
                                          Balance of all Intercompany Loans

       For the purpose of calculating the Outstanding Principal Balance of the Intercompany Loans in the formulae set out in paragraphs (c)(i) and
       (c)(ii) above, the outstanding principal balance of any Term BB Advance, the proceeds of which have been credited to the First or Second Reserve Fund, shall be excluded.

       (d) If, after applying the Funding Share Percentage of Principal Receipts to repay the Payable Pass Through Term Advance and the Payable Scheduled Amortisation Term Advance pursuant to paragraphs
             (i) and (ii) above, there is a shortfall in the amount due and payable on that Interest Payment Date on the Payable Scheduled Amortisation Term Advance, Funding will apply those additional Principal Receipts received on the immediately preceding Distribution Date under Clause 9.1(d) of the Mortgages Trust Deed (as amended and restated) towards repayment of the relevant Payable Scheduled Amortisation Term Advance.
3.4    If:

       (a) amounts are due and payable in respect of a Pass Through Term Advance and/or a Scheduled Amortisation Term Advance made under an Intercompany Loan Agreement ("Intercompany Loan Agreement X"); and

       (b) in respect of a different Intercompany Loan Agreement ("Intercompany Loan Agreement Y"), the Cash Accumulation Period in relation to a Bullet Term Advance made under Intercompany Loan Agreement Y has commenced, then (subject to Clauses 1.1(a), 1.1(b), 1.3 and 1.4 above) on each Interest Payment Date, Funding or the Cash Manager on its behalf will apply an amount equal to the amount determined as follows to repay the outstanding Payable Pass Through Term Advances and the Payable Scheduled Amortisation Term Advances under Intercompany Loan Agreement X:

Funding Share  x      Principal Receipts  x  Outstanding Principal Balance of
Percentage                                   Intercompany Loan Agreement X
                                             --------------------------------
                                             Aggregate Outstanding Principal
                                             Balance of all Intercompany Loans

       For the purpose of calculating the Outstanding Principal Balance of the Intercompany Loans in the above formula, the outstanding principal balance of any Term BB Advance the proceeds of which have been credited to the First or Second Reserve Fund, shall be excluded.

       If however, the relevant Interest Payment Date is also the Scheduled Repayment Date for a Bullet Term Advance under Intercompany Loan Agreement Y and there is not enough money to repay that Bullet Term Advance and the outstanding Payable Pass Through Term Advances and the outstanding Payable Scheduled Amortisation Term Advances under Intercompany Loan Agreement X, then (to the extent that the relevant Bullet Term Advance has a higher Term Advance Rating that then the Payable Pass Through Term Advances or the Payable Scheduled Amortisation Term Advances) all Funding Available Principal Receipts will be applied to repay the Bullet Term Advance.

3.5 If the Scheduled Amortisation Period of the Sixth Issuer Series 1 Term AAA Advance scheduled for repayment on the Interest Payment Date falling in July 2003 is extended (because the monthly constant prepayment rate on the Loans in the Mortgages Trust is less than 8 per cent. per annum), then the extra amounts accumulated by Funding during the extended Scheduled Amortisation Period will not be available for any other purpose other than to repay the Sixth Issuer Series 1 Term AAA Advance on the Scheduled Repayment Dates in July and October 2003.

3.6 If the Scheduled Amortisation Period of the Seventh Issuer Series 1 Term AAA Advance scheduled for repayment on the Interest Payment Date falling in January 2004 is extended (because the monthly constant prepayment rate on the Loans in the Mortgages Trust is less than 8 per cent. per annum), then the extra amounts accumulated by Funding during the extended Scheduled Amortisation Period will not be available for any other purpose other than to repay the Seventh Issuer Series 1 Term AAA Advance on the Scheduled Repayment Date in April 2004.

4. APPLICATION OF FUNDING AVAILABLE PRINCIPAL RECEIPTS FOLLOWING THE OCCURRENCE OF A NON-ASSET TRIGGER EVENT

       On and from the Interest Payment Date following the occurrence of a Non-Asset Trigger Event but prior to enforcement of the Funding Security, Funding shall (subject to Clauses 1.1(a) and 1.1(b) above) repay the First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer, the Fifth Issuer, the Sixth Issuer and the Seventh Issuer on each Interest Payment Date from Funding Available Principal Receipts as follows:

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

       (a) firstly, the Sixth Issuer Series 1 Term AAA Advance until the Sixth Issuer Series 1 Term AAA Advance is fully repaid;

       (b) secondly, the Seventh Issuer Series 1 Term AAA Advance until the Seventh Issuer Series 1 Term AAA Advance is fully repaid;


       (c) thirdly, the First Issuer Series 1 Term AAA Advance until the First Issuer Series 1 Term AAA Advance is fully repaid;

       (d) fourthly, in no order of priority between them but in proportion to the respective amounts due, the Fifth Issuer Series 2A1 Term AAA Advance and the Fifth Issuer Series 2A2 Term AAA Advance until both those Fifth Issuer Series 2 Term AAA Advances are fully repaid;

       (e) fifthly, the Third Issuer Series 2 Term AAA Advance until the Third Issuer Series 2 Term AAA Advance is fully repaid;

       (f) sixthly, the First Issuer Series 2 Term AAA Advance until the First Issuer Series 2 Term AAA Advance is fully repaid;

       (g) seventhly, the Seventh Issuer Series 2 Term AAA Advance until the Seventh Issuer Series 2 Term AAA Advance is fully repaid;

       (h) eighthly, the Sixth Issuer Series 2 Term AAA Advance until the Sixth Issuer Series 2 Term AAA Advance is fully repaid;

       (i) ninethly, the Fourth Issuer Series 2 Term AAA Advance until the Fourth Issuer Series 2 Term AAA Advance is fully repaid;

       (j) tenthly, the Fifth Issuer Series 3A1 Term AAA Advance until the Fifth Issuer Series 3A1 Term AAA Advance is fully repaid;

       (k) eleventhly, in no order of priority between them but in proportion to the respective amounts due to the Fourth Issuer Series 4 Term AAA Advance, the Sixth Issuer Series 3 Term AAA Advance and the Sixth Issuer Series 4 Term AAA Advances until all those Term AAA Advances are fully repaid;

       (l) twelfthly, the First Issuer Series 3 Term AAA Advance until the First Issuer Series 3 Term AAA Advance is fully repaid;

       (m) thirteenthly, the First Issuer Series 4 Term AAA Advance until the First Issuer Series 4 Term AAA Advance is fully repaid;

       (n) fourteenthly, the Fourth Issuer Series 1 Term AAA Advance until the Fourth Issuer Series 1 Term AAA Advance is fully repaid;

       (o) fifteenthly, the Second Issuer Series 2 Term AAA Advance until the Second Issuer Series 2 Term AAA Advance is fully repaid;

       (p) sixteenthly, the Seventh Issuer Series 3 Term AAA Advance until the Seventh Issuer Series 3 Term AAA Advance is fully repaid;

       (q) seventeenthly, the Second Issuer Series 3 Term AAA Advance until the Second Issuer Series 3 Term AAA Advance is fully repaid;

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       (r)   eighteenthly, in no order of priority between them but in
             proportion to the respective amounts due, the Second Issuer Series 4 Term AAA Advance, the Third Issuer Series 3 Term AAA Advance, the Fourth Issuer Series 3 Term AAA Advance, the Fifth Issuer Series 3A2 Term AAA Advance, the Sixth Issuer Series 5 Term AAA Advance and the Seventh Issuer Series 4 Term AAA Advance until all of the Issuer Term AAA Advances are fully repaid;

       (s) nineteenthly, pro rata and pari passu (according to the respective amounts outstanding of the Term AA Advances), the First Issuer Term AA Advances, the Second Issuer Term AA Advances, the Third Issuer Term AA Advances, the Fourth Issuer Term AA Advances, the Fifth Issuer Term AA Advances, the Sixth Issuer Term AA Advances and the Seventh Issuer Term AA Advances until all the Term AA Advances are fully repaid;

       (t) twentiethly, pro rata and pari passu (according to the respective amounts outstanding of the Term A Advances), the Seventh Issuer Term A Advances until all the Term A Advances are fully repaid; and

       (u) twenty-firstly, pro rata and pari passu (according to the respective amounts outstanding of the Term BBB Advances), the First Issuer Term BBB Advances, the Second Issuer Term BBB Advances, the Third Issuer Term BBB Advances, the Fourth Issuer Term BBB Advances, the Fifth Issuer Term BBB Advances and the Sixth Issuer Term BBB Advances until all the Term BBB Advances are fully repaid.

5. APPLICATION OF FUNDING AVAILABLE PRINCIPAL RECEIPTS FOLLOWING THE OCCURRENCE OF AN ASSET TRIGGER EVENT

       Following the occurrence of an Asset Trigger Event but prior to enforcement of the Funding Security, Funding shall (subject to Clauses 1.1(a) and 1.1(b) above) repay the First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer, the Fifth Issuer, the Sixth Issuer and the Seventh Issuer on each Interest Payment Date from Funding Available Principal Receipts:

       (a) firstly, pro rata and pari passu (according to the respective amounts outstanding of each Term AAA Advance) the First Issuer Term AAA Advances, the Second Issuer Term AAA Advances, the Third Issuer Term AAA Advances, the Fourth Issuer Term AAA Advances, the Fifth Issuer Term AAA Advances, the Sixth Issuer Term AAA Advances and the Seventh Issuer Term AAA Advances until all the Term AAA Advances are fully repaid;

       (b) secondly, pro rata and pari passu (according to the respective amounts outstanding of each Term AA Advance) the First Issuer Term AA Advances, the Second Issuer Term AA Advances, the Third Issuer Term AA Advances, the Fourth Issuer Term AA Advances, the Fifth Issuer Term AA Advances, the Sixth Issuer Term AA Advances and the Seventh Issuer Term AA Advances until all the Term AA Advances are fully repaid;

       (c) thirdly, pro rata and pari passu (according to the respective amounts outstanding of each Term A Advance) the Seventh Issuer Term A Advances;

       (d) fourthly, pro rata and pari passu (according to the respective amounts outstanding of each Term BBB Advance) the First Issuer Term BBB Advances, the Second Issuer Term BBB Advances, the Third Issuer Term BBB Advances, the Fourth Issuer Term BBB Advances, the Fifth Issuer Term BBB Advances and the Sixth Issuer Term BBB Advances until all the Term BBB Advances are fully repaid.

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6.     EFFECT ON BULLET TERM ADVANCES AND SCHEDULED AMORTISATION TERM ADVANCES
       WHEN A TRIGGER EVENT OCCURS OR WHEN THE ISSUER SECURITY IS ENFORCED

6.1 If a Trigger Event occurs then (i) the Scheduled Repayment Dates of the Bullet Term Advances and the Scheduled Amortisation Term Advances made under each Intercompany Loan Agreement will cease to apply and each such Term Advance shall be repaid, subject to the terms of this Schedule 3, on each Interest Payment Date to the extent of Funding Available Principal Receipts therefor and (ii) all Bullet Term Advances and Scheduled Amortisation Term Advances made under the Intercompany Loan Agreements will be deemed to be Payable Pass Through Term Advances.

6.2 If the First Issuer Security is enforced under the First Issuer Deed of Charge and/or the Second Issuer Security is enforced under the Second Issuer Deed of Charge and/or the Third Issuer Security is enforced under the Third Issuer Deed of Charge and/or the Fourth Issuer Security is enforced under the Fourth Issuer Deed of Charge and/or the Fifth Issuer Security is enforced under the Fifth Issuer Deed of Charge and/or the Sixth Issuer Security is enforced under the Sixth Issuer Deed of Charge and/or the Seventh Issuer Security is enforced under the Seventh Issuer Deed of Charge, then (as applicable) (i) the Scheduled Repayment Dates of any outstanding Bullet Term Advances and any Scheduled Amortisation Term Advances made under, as the case may be, the First Issuer Intercompany Loan Agreement and/or the Second Issuer Intercompany Loan Agreement and/or the Third Issuer Intercompany Loan Agreement and/or the Fourth Issuer Intercompany Loan Agreement and/or the Fifth Issuer Intercompany Loan Agreement and/or the Sixth Issuer Intercompany Loan Agreement and/or the Seventh Issuer Intercompany Loan Agreement will cease to apply and each such Term Advance shall be repaid, subject to the terms of this Schedule 3, on each Interest Payment Date to the extent of Funding Available Principal Receipts therefore and (ii) all Bullet Term Advances and any Scheduled Amortisation Term Advances made under, as the case may be, the First Issuer Intercompany Loan Agreement and/or the Second Issuer Intercompany Loan Agreement and/or the Third Issuer Intercompany Loan Agreement and/or the Fourth Issuer Intercompany Loan Agreement and/or the Fifth Issuer Intercompany Loan Agreement and/or the Sixth Issuer Intercompany Loan Agreement and/or the Seventh Issuer Intercompany Loan Agreement will be deemed to be Payable Pass Through Term Advances.

7. REPAYMENT OF TERM ADVANCES WHEN FUNDING RECEIVES THE AMOUNT OUTSTANDING UNDER AN INTERCOMPANY LOAN
       If Funding receives a payment from the Seller in the circumstances set out in Clause 6 of the Mortgages Trust Deed or the proceeds of a New Intercompany Loan which are to be used to refinance another Intercompany Loan (such payment by the Seller or such proceeds being a FULL REPAYMENT AMOUNT), then Funding will not apply the Full Repayment Amount as described in PARAGRAPHS 1 to 6 above. Instead, Funding will apply the Full Repayment Amount to repay the relevant Intercompany Loan. If at any time only one Intercompany Loan is outstanding, then Funding will apply the Full Repayment Amount first to repay amounts due to the Funding Liquidity Facility Provider under the Funding Liquidity Facility to the extent only that amounts were drawn thereunder in order to repay the principal amounts of any Bullet Term Advances made under any of the Intercompany Loans and the remainder shall be applied to repay the relevant Intercompany Loan.

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                                 PART 3
                 FUNDING POST-ENFORCEMENT PRIORITY OF PAYMENTS
All the monies received or recovered by the Security Trustee (or a Receiver appointed on its behalf) following service of an Intercompany Loan Enforcement Notice shall be applied (save to the extent required otherwise by law) on each Interest Payment Date (except for amounts due to the Account Bank under items
(c) below, which will be paid when due) in the following order of priority (and to the extent that payments or provisions of a higher priority have been made in full):

(a) firstly, in or towards satisfaction, pro rata and pari passu according to the respective amounts thereof, of:

       (i) any remuneration then due and payable to the Security Trustee and any Receiver appointed by the Security Trustee and any other amounts due or to become due in the immediately succeeding Interest Period to the Security Trustee and the Receiver under the provisions of the Funding Deed of Charge together with interest and any amounts in respect of VAT thereon as provided therein;

       (ii) any amounts due to the First Issuer in respect of its obligations specified in items (a) to (c) of the First Issuer Post-Enforcement Priority of Payments;

       (iii) any amounts due to the Second Issuer in respect of its obligations specified in items (a) to (c) of the Second Issuer Post-Enforcement Priority of Payments;

       (iv) any amounts due to the Third Issuer in respect of its obligations specified in items (a) to (c) of the Third Issuer Post-Enforcement Priority of Payments;

       (v) any amounts due to the Fourth Issuer in respect of its obligations specified in items (a) to (c) of the Fourth Issuer Post-Enforcement Priority of Payments;

       (vi) any amounts due to the Fifth Issuer in respect of its obligations specified in items (a) to (c) of the Fifth Issuer Post-Enforcement Priority of Payments;

       (vii) any amounts due to the Sixth Issuer in respect of its obligations specified in items (a) to (c) of the Sixth Issuer Post-Enforcement Priority of Payments; and

       (viii)any amounts due to the Seventh Issuer in respect of its obligations specified in items (a) and (b) of the Seventh Issuer Post-Enforcement Priority of Payments;

(b) secondly, in or towards satisfaction of any remuneration then due and payable to the Cash Manager and any costs, charges, liabilities and expenses then due or to become due and payable in the immediately succeeding Interest Period to the Cash Manager under the provisions of the Cash Management Agreement, together with any amounts in respect of VAT thereon as provided therein;

(c) thirdly, in or towards satisfaction pro rata and pari passu of any amounts due to the Account Bank (including costs) pursuant to the terms of the Bank Account Agreement and the Corporate Services Provider pursuant to the Corporate Services Agreement;

                                       29

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(d)    fourthly, in or towards satisfaction pro rata and pari passu of those amounts due and payable (if any) by Funding to (i) the Funding Swap Provider pursuant to the Funding Swap Agreement (except for any termination payments due and payable by Funding under the Funding Swap Agreement following a Funding Swap Provider Default) and (ii) the Funding Liquidity Facility Provider under the Funding Liquidity Facility Agreement (except for any Funding Liquidity Subordinated Amounts);

(e) fifthly, to pay pro rata and pari passu (according to the respective amount of each Term AAA Advance outstanding), interest and principal due and payable on the First Issuer Term AAA Advances, the Second Issuer Term AAA Advances, the Third Issuer Term AAA Advances, the Fourth Issuer Term AAA Advances, the Fifth Issuer Term AAA Advances, the Sixth Issuer Term AAA Advances and the Seventh Issuer Term AAA Advances;

(f) sixthly, to pay pro rata and pari passu (according to the respective amount of each Term AA Advance outstanding), interest and principal due and payable on the First Issuer Term AA Advances, the Second Issuer Term AA Advances, the Third Issuer Term AA Advances, the Fourth Issuer Term AA Advances, the Fifth Issuer Term AA Advances, the Sixth Issuer Term AA Advances and the Seventh Issuer Term AAA Advances;

(g) seventhly, to pay pro rata and pari passu (according to the respective amount of each Term A Advance outstanding), interest and principal due and payable on the Seventh Issuer Term A Advances;

(h) eighthly, to pay pro rata and pari passu (according to the respective amount of each Term BBB Advance outstanding), interest and principal due and payable on the First Issuer Term BBB Advances, the Second Issuer Term BBB Advances, the Third Issuer Term BBB Advances, the Fourth Issuer Term BBB Advances, the Fifth Issuer Term BBB Advances and the Sixth Issuer Term BBB Advances;

(i) ninthly, to pay pro rata and pari passu according to the respective amounts outstanding thereof:

       (i) amounts due to the First Issuer in respect of the First Issuer's obligation (if any) to make a termination payment to any First Issuer Swap Provider (but excluding any termination payment due to a First Issuer Swap Provider as a result of a First Issuer Swap Provider Default);

       (ii) amounts due to the Second Issuer in respect of the Second Issuer's obligation (if any) to make a termination payment to any Second Issuer Swap Provider (but excluding any termination payment due to a Second Issuer Swap Provider as a result of a Second Issuer Swap Provider Default);

       (iii) amounts due to the Third Issuer in respect of the Third Issuer's obligation (if any) to make a termination payment to any Third Issuer Swap Provider (but excluding any termination payment due to a Third Issuer Swap Provider as a result of a Third Issuer Swap Provider Default);

       (iv) amounts due to the Fourth Issuer in respect of the Fourth Issuer's obligation (if any) to make a termination payment to any Fourth Issuer Swap Provider (but excluding any termination payment due to a Fourth Issuer Swap Provider as a result of a Fourth Issuer Swap Provider Default);

       (v) amounts due to the Fifth Issuer in respect of the Fifth Issuer's obligation (if any) to make a termination payment to any Fifth Issuer Swap Provider (but excluding any
                                       30
             termination payment due to a Fifth Issuer Swap Provider as a result of a Fifth Issuer Swap Provider Default);

       (vi) amounts due to the Sixth Issuer in respect of the Sixth Issuer's obligation (if any) to make a termination payment to any Sixth Issuer Swap Provider (but excluding any termination payment due to a Sixth Issuer Swap Provider as a result of a Sixth Issuer Swap Provider Default); and

       (vii) amounts due to the Seventh Issuer in respect of the Seventh Issuer's obligation (if any) to make a termination payment to any Seventh Issuer Swap Provider (but excluding any termination payment due to a Seventh Issuer Swap Provider as a result of a Seventh Issuer Swap Provider Default);

(j) tenthly, to pay interest and principal due and payable on the Fourth Issuer Term BB Advance;

(k) eleventhly, to pay pro rata and pari passu according to the respective amounts outstanding thereof:

       (i) any amounts due to the First Issuer in respect of the First Issuer's obligations specified in items (g), (h), (i) and (j) of the First Issuer Post-Enforcement Priority of Payments;

       (ii) any amounts due to the Second Issuer in respect of the Second Issuer's obligations specified in items (g), (h), (i) and (j) of the Second Issuer Post-Enforcement Priority of Payments;

       (iii) any amounts due to the Third Issuer in respect of the Third Issuer's obligations specified in items (g), (h), (i) and (j) of the Third Issuer Post-Enforcement Priority of Payments;

       (iv) any amounts due to the Fourth Issuer in respect of the Fourth Issuer's obligations specified in items (h), (i), (j) and (k) of the Fourth Issuer Post-Enforcement Priority of Payments;

       (v) any amounts due to the Fifth Issuer in respect of the Fifth Issuer's obligations specified in items (g), (h), (i) and (j) of the Fifth Issuer Post-Enforcement Priority of Payments;

       (vi) any amounts due to the Sixth Issuer in respect of the Sixth Issuer's obligations specified in items (g), (h), (i) and (j) of the Sixth Issuer Post-Enforcement Priority of Payments;

       (vii) any amounts due to the Seventh Issuer in respect of the Seventh Issuer's obligations specified in items (f) and (g) of the Seventh Issuer Post Enforcement Priority of Payments;

       (viii)any other amounts due to the First Issuer in respect of any other obligation of Funding under the First Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priority of payments;

       (ix) any other amounts due to the Second Issuer in respect of any other obligation of Funding under the Second Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priority of payments;
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

       (x) any other amounts due to the Third Issuer in respect of any other obligation of Funding under the Third Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priority of payments;

       (xi) any other amounts due to the Fourth Issuer in respect of any other obligation of Funding under the Fourth Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priority of payments;

       (xii) any other amounts due to the Fifth Issuer in respect of any other obligation of Funding under the Fifth Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priority of payments;

       (xiii)any other amounts due to the Sixth Issuer in respect of any other obligation of Funding under the Sixth Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priority of payments;

       (xiv) any other amounts due to the Seventh Issuer in respect of any other obligation of Funding under the Seventh Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priority of payments;

       (xv) after the occurrence of a Funding Swap Provider Default, to the Funding Swap Provider in respect of any termination payment due and payable by Funding under the Funding Swap Agreement; and

       (xvi) the Funding Liquidity Facility Provider in respect of Funding Liquidity Subordinated Amounts;

(l) twelfthly, to pay any amounts due to the First Start-up Loan Provider, the Second Start-up Loan Provider, the Third Start-up Loan Provider, the Fourth Start-up Loan Provider, the Fifth Start-up Loan Provider, the Sixth Start-up Loan Provider and the Seventh Start-up Loan Provider under the Start-up Loan Agreements;

(m)    thirteenthly, to pay any Postponed Deferred Consideration; and

(n) fourteenthly, to pay any Deferred Consideration other than that referred to in item (m) above.

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